                                                                   EXHIBIT 10.24


================================================================================




                                SIXTH AMENDMENT

                                       to

                    RECEIVABLES SALE AND SERVICING AGREEMENT

                                    between

                          WABASH NATIONAL CORPORATION

                             as Seller and Servicer

                                      and

                                 NBD BANK, N.A.

                                  as Purchaser

                         DATED AS OF DECEMBER 23, 1996




================================================================================

     This SIXTH AMENDMENT dated as of December 23, 1996 (the "Amendment"), is entered into by and between Wabash National Corporation, a Delaware corporation, in its capacity as originator and seller of the Receivables (as defined in the Agreement, defined below) hereunder (in such capacity the "Seller"), and in its capacity as servicer hereunder (in such capacity, the "Servicer"), and NBD Bank, N.A., a national banking association, in its capacity as purchaser (the "Purchaser").

                                    RECITALS

     WHEREAS, the Seller and the Purchaser have entered into a Receivables Sale and Servicing Agreement dated as of June 29, 1995 (the "Agreement");

     WHEREAS, the Seller and the Purchaser desire to amend the Agreement to change the financial covenants with respect to the Seller; and

     WHEREAS, pursuant to Section 12.7 of the Agreement, neither the Agreement nor the terms thereof may be amended, supplemented or modified except in writing signed by the Purchaser and the Seller.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. Amendment to Exhibit G. Items 1, 2 and 3 of Exhibit G to of the Agreement shall deleted in their entirety and replaced with the following:

           1. Tangible Net Worth. The Seller, on a consolidated basis, will at all times after December 23, 1996, maintain a Tangible Net Worth of not less than $135,000,000, increasing quarterly commencing January 1, 1997 by an amount equal to the sum of fifty percent (50%) of the Seller's consolidated net income (with no downward adjustment for net losses in any quarter) and eighty percent (80%) of net proceeds received by the Seller from equity offerings.

           2. Funded Debt to Total Capitalization. The Seller, on a consolidated basis, will maintain a ratio of Funded Debt to Total Capitalization not to exceed 60% (.60 to 1.0) at all times, calculated on a quarterly basis.

           3. Fixed Charge Coverage Ratio. The Seller, on a consolidated basis, will maintain a Fixed Charge Coverage Ratio, calculated quarterly on a four quarter trailing basis commencing from the most recent quarter end, at levels not less than those shown in the following table for the periods indicated:

               PERIOD                           RATIO

        From December 23, 1996
        until December 31, 1997              1.25 to 1.0

        At December 31, 1997 until
        June 30, 1998, and                   1.50 to 1.0

        At June 30, 1998 and at all
        times thereafter                      2.0 to 1.0


     Section 2. Effect of Amendment. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with the terms set forth therein.

     Section 3. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                             WABASH NATIONAL CORPORATION, as
                                                  Seller and Servicer


                                             By: /s/ Mark R. Holden
                                                -------------------------------
                                                Name:  Mark R. Holden
                                                Title: Vice President and Chief
                                                       Financial Officer

                                             NBD BANK, N.A., as Purchaser


                                             By:  /s/ Leo G. Watson, Jr.
                                                -------------------------------
                                                Name:  Leo G. Watson, Jr.
                                                Title: Vice President